UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Smith & Wesson Holding Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMITH & WESSON HOLDING CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

December 13, 2016

A special meeting of stockholders of Smith & Wesson Holding Corporation, a Nevada corporation, will be held at 11:00 a.m., Eastern Time, on Tuesday, December 13, 2016. The special meeting will be a virtual meeting of stockholders. You will be able to attend the special meeting, vote, and submit your questions during the live webcast of the meeting by visiting swhc.onlineshareholdermeeting.com and entering the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. The special meeting will be held for the following purposes:

1.                 To approve the Second Amended and Restated Articles of Incorporation to change our corporate name from Smith & Wesson Holding Corporation to American Outdoor Brands Corporation.

2.                 To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on October 24, 2016 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting and vote electronically during the meeting. To assure your representation at the meeting, however, you are urged to vote by proxy as soon as possible over the Internet, by telephone, or by mail by following the instructions on the proxy card. You may vote electronically during the meeting even if you have previously given your proxy.

Sincerely,

Robert J. Cicero

Secretary

Springfield, Massachusetts

November 7, 2016

SMITH & WESSON HOLDING CORPORATION

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The enclosed proxy is being solicited on behalf of Smith & Wesson Holding Corporation, a Nevada corporation, by our Board of Directors for use at our special meeting of stockholders to be held at 11:00 a.m., Eastern Time, on Tuesday, December 13, 2016, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The special meeting will be a virtual meeting. You will be able to attend the special meeting during the live webcast of the meeting by visiting swhc.onlineshareholdermeeting.com and entering the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

These proxy solicitation materials were first released on or about November 7, 2016 to all stockholders entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on December 13, 2016. These proxy materials, which include the notice of special meeting and this proxy statement, are available at www.proxyvote.com.

How to Attend the Meeting

You are entitled to attend the meeting only if you were a stockholder of record at the close of business on October 24, 2016, which we have set as the record date, or you hold a valid proxy for the special meeting. You may attend the special meeting by visiting swhc.onlineshareholdermeeting.com and using your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials to enter the meeting. If, on October 24, 2016, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name,” and you will be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting.

Stockholders Entitled to Vote; Record Date; How to Vote

Stockholders of record at the close of business on October 24, 2016, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 56,276,463 shares of our common stock. Each stockholder voting at the meeting, either electronically during the meeting or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, on October 24, 2016, your shares were registered directly in your name with our transfer agent, Interwest Transfer Co., Inc., then you are a stockholder of record. As a stockholder of record, you may vote

Special Proxy Statement	1

VOTING AND OTHER MATTERS

electronically during the meeting. Alternatively, you may vote by proxy over the Internet, by mail by using the accompanying proxy card, or by telephone. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the Internet, by mail by filling out and returning the enclosed proxy card, or by telephone as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote electronically during the meeting.

If, on October 24, 2016, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares electronically during the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast electronically during the meeting or by proxy at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present.

Required Vote

Assuming that a quorum is present, the affirmative vote of the holders of shares representing a majority of our outstanding shares of common stock will be required to approve the Second Amended and Restated Articles of Incorporation to change our corporate name from Smith & Wesson Holding Corporation to American Outdoor Brands Corporation.

Broker Non-Votes and Abstentions

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the proposal to approve the Second Amended and Restated Articles of Incorporation to change our corporate name from Smith & Wesson Holding Corporation to American Outdoor Brands Corporation if they have not received specific instructions from their clients. For your vote to be counted in the proposal to approve the Second Amended and Restated Articles of Incorporation to change our corporate name from Smith & Wesson Holding Corporation to American Outdoor Brands Corporation,

2	Special Proxy Statement

VOTING AND OTHER MATTERS

you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

Abstentions and broker non-votes will have the effect of a vote against the proposal.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. Except as provided above under “Broker Non-Votes and Abstentions,” if no specification is indicated, the shares will be voted “for” the proposal to approve the Second Amended and Restated Articles of Incorporation to change our corporate name from Smith & Wesson Holding Corporation to American Outdoor Brands Corporation. If any other matter is properly presented at the meeting, the individuals specified in the proxy will vote your shares using their best judgment.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting electronically during the meeting (as provided under “Stockholders Entitled to Vote; Record Date; How to Vote”). Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Special Proxy Statement	3

PROPOSAL ONE

APPROVAL OF THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME FROM SMITH & WESSON HOLDING CORPORATION TO AMERICAN OUTDOOR BRANDS CORPORATION

Our Board of Directors has approved the Second Amended and Restated Articles of Incorporation to change our corporate name from Smith & Wesson Holding Corporation to American Outdoor Brands Corporation. We now seek stockholder approval of the Second Amended and Restated Articles of Incorporation to accomplish the name change. We believe that the proposed name change will better reflect our increasingly diverse business and stated vision to become the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast. As such, the proposed name change will better convey to existing and potential investors the nature of our expanding business around a number of individual but synergistic companies. We also believe that the proposed name change will better differentiate our identity, as a holding company, from the identity of our firearm subsidiary, both of which currently carry the name “Smith & Wesson.”

Currently, we are a holding company that owns, directly and indirectly, a family of consumer product companies addressing the shooting, hunting, and rugged outdoor markets, including Smith & Wesson Corp., Battenfeld Technologies, Inc., Crimson Trace Corporation, Deep River Plastics, LLC, and BTI Tools, LLC. Those subsidiary companies operate in four divisions and manage multiple brands, including the following:

BOG–POD® – Tripods, Bipods, Monopods, and Accessories

Caldwell® – Shooting Supplies

Crimson Trace® – Electro Optics

Deep River Plastics™ – Precision Plastic Injection Molding

Frankford Arsenal® – Reloading Tools

Golden Rod® – Moisture Control

Hooyman® – Outdoor Saws and Accessories

Lockdown® – Vault and Safety Accessories

M&P® – Firearms and Outdoor Accessories such as Bags, Knives, Specialty Tools, and Flashlights

Non–Typical™ – Wildlife Solutions

Old Timer® – Knives and Specialty Tools

Performance Center® – High Performance, Specialty, and Custom Firearms

Schrade® – Knives and Specialty Tools

Smith & Wesson® – Firearms and Outdoor Accessories such as Bags, Knives, Specialty Tools, and Flashlights

Thompson/Center™ – Hunting Firearms and Accessories

Tipton® – Firearm Cleaning Supplies

Uncle Henry® – Knives and Specialty Tools

Wheeler® Engineering – Gunsmithing Supplies

Each of our subsidiary company’s brands has tremendous value and meaning to its loyal customer base, and each subsidiary company will retain its current name under this proposal so that it can continue to benefit from the brand equity that has been built over the years. Our existing firearms business subsidiary will continue to operate as, and be named, Smith & Wesson Corp. This subsidiary owns the 164 year old Smith & Wesson brand – a brand that is one of our strongest assets and a brand that must be preserved, supported, and protected so that we may continue to benefit from its iconic nature. Thus, changing our name is not intended to diminish the importance of the Smith & Wesson brand in our portfolio. Rather, our new name will represent a broader and more inclusive platform from which to expand into the shooting, hunting, and rugged outdoor markets.

We believe that changing our corporate name to American Outdoor Brands Corporation will better reflect our strategic focus on the shooting, hunting, and rugged outdoor markets. Changing our name will not result in any change in the name of any subsidiary company or any branded product marketed by any of those subsidiary companies, and, if the proposal is approved, our corporate structure would remain the same.

4	Special Proxy Statement

PROPOSAL ONE

If approved by the stockholders, the proposed Second Amended and Restated Articles of Incorporation will become effective upon the filing of the Second Amended and Restated Articles of Incorporation with the Secretary of State of the state of Nevada, which we anticipate will occur on or about January 1, 2017. At the same time, we also anticipate we will adopt the symbol “AOBC” for our stock exchange listing, as it will be more closely aligned with our new name.

A copy of the proposed Second Amended and Restated Articles of Incorporation that would be filed with the Secretary of State of the state of Nevada to effect the name change is attached hereto as Appendix A and is hereby incorporated by reference into this proxy statement; provided, however, that such Second Amended and Restated Articles of Incorporation are subject to change or modification to include any technical changes as may be required by the office of the Secretary of State of the state of Nevada.

On the date of this proxy statement, we issued a press release regarding our proposed corporate name change. A copy of the press release is attached hereto as Appendix B and is hereby incorporated by reference into this proxy statement.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME FROM SMITH & WESSON HOLDING CORPORATION TO AMERICAN OUTDOOR BRANDS CORPORATION.

Special Proxy Statement	5

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Deadline for the Submission of Stockholder Proposals for Inclusion in our Proxy Statement for Our 2017 Annual Meeting

If any stockholder intends to present a proposal to be considered for inclusion in our proxy materials for the 2017 Annual Meeting of Stockholders, such proposal must comply with the requirements of Rule 14a-8 of Regulation 14A under the Exchange Act and must be submitted in a writing received by our Secretary at Smith & Wesson Holding Corporation, 2100 Roosevelt Avenue, Springfield, Massachusetts 01104, Attention: Secretary not less than 120 calendar days before the anniversary of the date of our proxy statement released to stockholders in connection with the 2016 Annual Meeting of Stockholders, unless the date of the 2017 Annual Meeting of Stockholders has been changed by more than 30 days from September 20, 2017, in which case, the deadline is a reasonable time before we begin to print and send our proxy materials. The proposal and supporting statement may not exceed 500 words.

Deadline and Procedures Under our Bylaws for Stockholder Nominations and Other Proposals Not Included in Our Proxy Statement for Our 2017 Annual Meeting

Our bylaws require any stockholder desiring to nominate one or more persons for election to our Board of Directors or propose other business to be considered at the 2017 Annual Meeting of Stockholders to give timely written notice of the nomination or proposal by delivery to our Secretary at Smith & Wesson Holding Corporation, 2100 Roosevelt Avenue, Springfield, Massachusetts 01104, Attention: Secretary. To be timely, such notice must be so delivered not later than the close of business on June 22, 2017 (the 90th day prior to the first anniversary of the 2016 Annual Meeting of Stockholders), nor earlier than the close of business on May 23, 2017 (the 120th day prior to the first anniversary of the 2016 Annual Meeting of Stockholders), unless the date of our 2017 Annual Meeting of Stockholders is held before August 21, 2017 (more than 30 days before the first anniversary of the 2016 Annual Meeting of Stockholders) or after November 29, 2017 (more than 70 days after the first anniversary of the 2016 Annual Meeting of Stockholders), in which case, the notice must be so delivered not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2017 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2017 Annual Meeting of Stockholders is first made by us. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.

In addition to the foregoing requirements, our bylaws require a stockholder’s written notice of a nomination of one or more persons for election to our Board of Directors or the proposal of other business to contain certain information regarding the stockholder giving the notice and the beneficial owner, if any, on whose behalf such notice is given, including, among other things, the name and address and class and number of shares of our stock owned. Our bylaws further require a stockholder’s written notice of a nomination of one or more persons for election to our Board of Directors to contain certain information relating to each nominee and each nominee’s consent to being named in a proxy statement as a nominee and to serve as a member of our Board of Directors if elected. Our bylaws also require a stockholder’s written notice of the proposal of other business to contain certain information regarding such business, including, among other things, a brief description of such business, the text of the proposed business, the reasons for conducting such business at the meeting and the material interests in such business of the stockholder giving the notice and the beneficial owner, if any, on whose behalf such notice is given.

6	Special Proxy Statement

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement and annual report and would like to participate in our householding program, please contact Broadridge by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our proxy statement and annual report, please contact Broadridge as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

Special Proxy Statement	7

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote the shares they represent as our Board of Directors may recommend.

Dated: November 7, 2016

8	Special Proxy Statement

APPENDIX A

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

AMERICAN OUTDOOR BRANDS CORPORATION

ARTICLE I

NAME

The name of the corporation (which is hereinafter referred to as the “Corporation”) is American Outdoor Brands Corporation.

ARTICLE II

PERIOD OF DURATION

The Corporation shall continue in existence perpetually unless sooner dissolved and in accordance with the law.

ARTICLE III

PURPOSE

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the laws of the state of Nevada.

ARTICLE IV

AUTHORIZED SHARES

SECTION 4.1. The Corporation shall be authorized to issue 120,000,000 shares of capital stock, of which 100,000,000 shares shall be shares of Common Stock, $0.001 par value (“Common Stock”), and 20,000,000 shares shall be shares of Preferred Stock, $0.001 par value (“Preferred Stock”).

SECTION 4.2. Shares of Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation (the “Board of Directors”) is hereby authorized to fix by resolution or resolutions the classes, series, and number of each class or series of stock as provided in Nevada Revised Statutes (“NRS”) 78.195, 78.1955, and 78.196, as well as prescribe the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, of any unissued class or series of Preferred Stock; to fix the number of shares constituting such class or series; and to increase or decrease the number of shares of any such class or series, but not below the number of shares thereof then outstanding.

SECTION 4.3. Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall entitle the holder thereof to one vote on all matters on which stockholders are entitled generally to vote, and the holders of Common Stock shall vote together as a single class.

ARTICLE V

DIRECTORS

SECTION 5.1. The directors are hereby granted the authority to do any act on behalf of the Corporation as may be allowed by law.

Appendix A	A-1

SECTION 5.2. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, the number of directors of the Corporation shall be fixed as set forth in the bylaws of the Corporation, and may be increased or decreased from time to time, by resolution of the Board of Directors.

SECTION 5.3. Directors shall hold office for a term of one year and until their respective successors are elected and qualified.

SECTION 5.4. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until his or her successor shall be elected and qualified and, if the Board of Directors at such time is classified, until the next election of the class for which such director shall have been chosen. No decrease in the number of directors shall shorten the term of any incumbent director.

ARTICLE VI

ADOPTION AND AMENDMENT OF BYLAWS

The bylaws of the Corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

ARTICLE VII

AMENDMENTS

The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE VIII

LIMITATION ON LIABILITY

Unless otherwise provided by law, a director or officer is not individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his individual capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.

ARTICLE IX

ELECTION REGARDING NRS 78.378-78.3793 and 78.411-78.444

This Corporation shall NOT be governed by nor shall the provisions of NRS 78.378 through and including 78.3793 and NRS 78.411 through and including 78.444 in any way whatsoever affect the management, operation or be applied in this Corporation. This Article may only be amended by a vote of not less than 90% of the then issued and outstanding shares of the Corporation. A quorum of outstanding shares for voting on an Amendment to this Article shall not be met unless 95% or more of the issued and outstanding shares are present at a properly called and noticed meeting of the Stockholders. The super-majority set forth in this Article only applies to any attempted amendment to this Article.

A-2	Appendix A

APPENDIX B

Contact: Liz Sharp, VP Investor Relations

Smith & Wesson Holding Corp.

(413) 747-6284

lsharp@smith-wesson.com

Smith & Wesson Holding Corporation

Schedules Meeting of Stockholders

Holding Corporation to Be Renamed American Outdoor Brands Corporation

SPRINGFIELD, Mass., November 7, 2016 – Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC), today announced that it will hold a special meeting of stockholders on Tuesday, December 13, 2016 at 11:00 a.m. Eastern Time for the purposes of seeking approval to change its corporate name from Smith & Wesson Holding Corporation to American Outdoor Brands Corporation. The proposed holding corporation name change has been approved by the Company’s Board of Directors and reflects the Company’s expanding strategic focus on the growing markets for shooting, hunting, and rugged outdoor enthusiasts. If approved by stockholders, American Outdoor Brands Corporation will serve as the holding corporation for Smith & Wesson Corp., Battenfeld Technologies, Inc., and Crimson Trace Corporation, which represent the company’s firearms, manufacturing services, accessories, and electro-optics divisions.

James Debney, President and Chief Executive Officer of Smith & Wesson, said, “By executing on our strategy to be a leader in the shooting, hunting, and rugged outdoor enthusiast markets, we have successfully grown from a single operating division to four operating divisions that serve a large addressable market and represent more than 18 respected consumer brands. We believe the name ‘American Outdoor Brands Corporation’ will better reflect our family of brands, our broad range of product offerings, and our plan to continue building upon our portfolio of strong American brands. Looking forward, we intend to aggressively grow organically and through strategic acquisitions, focusing on brands and products that best meet the needs and lifestyle of our target consumers.”

If approved by the stockholders, the name change would be effective on or about January 1, 2017. At the same time, the Company also anticipates it will adopt the symbol “AOBC” for its NASDAQ stock exchange listing.

About Smith & Wesson

Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The Company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handgun and long gun products sold under the Smith & Wesson®, M&P®, and Thompson/Center Arms™ brands as well as providing forging, machining, and precision plastic injection molding services. Outdoor Products & Accessories provides shooting, hunting, and outdoor accessories, including reloading, gunsmithing, and gun cleaning supplies, tree saws, vault accessories, knives, laser sighting systems, and tactical lighting products. Brands in Outdoor Products & Accessories include Smith & Wesson®, M&P®, Thompson/Center Arms™,

Appendix B	B-1

Crimson Trace®, Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, and Golden Rod® Moisture Control as well as knives and specialty tools under Schrade®, Old Timer®, Uncle Henry®, and Imperial™. For more information on Smith & Wesson, call (800) 331-0852 or log on to www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include the Company’s belief that it has successfully grown from a single operating division to four operating divisions that serve a large addressable market and represent more than 18 respected consumer brands; the Company’s belief that the new name will better reflect the Company’s family of brands, its broad range of product offerings, and its plan to continue building upon its portfolio of strong American brands; the Company’s intent to aggressively grow organically and through strategic acquisitions, focusing on brands and products that best meet the needs and lifestyle of its target customers; the proposed timing of the name change; and the anticipated new symbol for the Company’s NASDAQ stock exchange listing. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

B-2	Appendix B

VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery SMITH & WESSON HOLDING CORPORATION of information up until 11:59 P.M. Eastern Time the day before the cut-off date 2100 ROOSEVELT AVENUE or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic SPRINGFIELD, MA 01104 voting instruction form.During The Meeting—Go to swhc.onlineshareholdermeeting.comYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE—1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:E14742-S52040 KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYSMITH & WESSON HOLDING CORPORATIONThe Board of Directors recommends you vote FOR the following proposal: For Against Abstain1. PROPOSAL 1: To approve the Second Amended and Restated Articles of Incorporation to change our corporate name from Smith & Wesson Holding ! ! ! Corporation to American Outdoor Brands Corporation.and upon such matters which may properly come before the meeting or any adjournment or postponement thereof.The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR proposal 1. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.For address changes and/or comments, please check this box and write ! them on the back where indicated.NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized of?cer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateV.1.1VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery SMITH & WESSON HOLDING CORPORATION of information up until 11:59 P.M. Eastern Time the day before the cut-off date 2100 ROOSEVELT AVENUE or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic SPRINGFIELD, MA 01104 voting instruction form.During The Meeting—Go to swhc.onlineshareholdermeeting.comYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE—1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:E14742-S52040 KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYSMITH & WESSON HOLDING CORPORATIONThe Board of Directors recommends you vote FOR the following proposal: For Against Abstain1. PROPOSAL 1: To approve the Second Amended and Restated Articles of Incorporation to change our corporate name from Smith & Wesson Holding ! ! ! Corporation to American Outdoor Brands Corporation.and upon such matters which may properly come before the meeting or any adjournment or postponement thereof.The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR proposal 1. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.For address changes and/or comments, please check this box and write ! them on the back where indicated.NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized of?cer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateV.1.1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.E14743-S52040SMITH & WESSON HOLDING CORPORATIONTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERSDECEMBER 13, 2016The undersigned stockholder of SMITH & WESSON HOLDING CORPORATION, a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated November 7, 2016, and hereby appoints P. James Debney and Jeffrey D. Buchanan, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company, to be held on Tuesday, December 13, 2016, at 11:00 a.m. Eastern Time online at swhc.onlineshareholdermeeting.com and at any adjournment or postponement thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the approval of the Second Amended and Restated Articles of Incorporation changing our corporate name from Smith & Wesson Holding Corporation to American Outdoor Brands Corporation and as said proxies deem advisable on such other matters as may come before the meeting.A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or postponement thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION CHANGING OUR CORPORATE NAME FROM SMITH & WESSON HOLDING CORPORATION TO AMERICAN OUTDOOR BRANDS CORPORATION.PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)CONTINUED AND TO BE SIGNED ON REVERSE SIDE.